Cash and cash equivalents	12 Months Ended
Dec. 31, 2023
Cash and cash equivalents [abstract]
Cash and cash equivalents
5.20 Cash and cash equivalents
Cash includes cash at bank, cash in hand, and deposits held at call with banks. Cash equivalents include short-term bank deposits and medium-term notes with a maximum maturity of three months that can be assigned or sold on very short notice and are subject to insignificant risk of changes in value in response to fluctuations in interest rates.

	Year ended December 31
in € thousand	2023	2022
Cash in hand	9	3
Cash at bank	126,071	286,530
Clearing accounts	(1)	(1)
Restricted cash	—	2,898
CASH AND CASH EQUIVALENTS	126,080	289,430
As at December 31, 2023, there was no restricted cash. As at December 31, 2022 the restricted cash mainly consisted of a locked bank account for a bank guarantee provided to a supplier as security for a payment relating to a settlement agreement announced in September 2022. As a result of a payment made in February 2023, this restriction has been removed.
In 2023, the minimum liquidity requirement for the Group according to the D&O Loan Agreement. (see Note 5.24.1) was €35 million.